December 14, 2011

NIEMANN TACTICAL RETURN FUND

Class A and Class C

A series of Advisors Series Trust

Supplement dated December 14, 2011
to the Summary Prospectus, Prospectus
and Statement of Additional Information (“SAI”)
each dated June 28, 2011

Effective January 1, 2012, the Niemann Tactical Return Fund’s (the “Fund’s”) investment adviser, Niemann Capital Management, Inc., has determined to voluntarily reduce the Fund’s shareholder servicing plan fee accrual from 0.50% of the Fund’s average daily net assets to 0.15% of the Fund’s average daily net assets.  The decrease to the shareholder servicing plan fee is for an indefinite period and notification will be provided in advance of any future increase.

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Please retain this Supplement with your Prospectus and SAI.